RECISSION AND CANCELLATION AGREEMENT

This Rescission and Cancellation Agreement (this “Agreement”), dated as of January 22, 2019, is entered into by and between MGT Capital Investments, Inc., a Delaware corporation (the “Company”) and [                        ] (the “Investor”).

RECITALS

WHEREAS, the Company and Investor entered into a Securities Purchase Agreement dated January 11, 2019 (the “SPA”);

WHEREAS, pursuant to the SPA, the Company issued to the Investor a Promissory Note, dated January 11, 2019 (the “Note”);

WHEREAS, on January 11, 2019, pursuant to the SPA the Company issued to the Investor Series B Preferred Stock (the “Preferred”);

WHEREAS, due to circumstances beyond the control of either party, the parties mutually agree that in the best interest of each party, the SPA should be rescinded, and that each party be returned to its position before entering into the SPA;

WHEREAS, there are no third-party beneficiaries to the SPA; and

WHEREAS, Company and Investor agree that, subject to fulfillment of the terms set forth below, neither Party shall have any claim or action against the other with respect to the SPA, Note or Preferred,

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereto hereby agree as follows:

The SPA is rescinded and no longer in force and effect, and the Preferred and Note are cancelled upon satisfaction of the following condition:

The Company has wired, and Investor has received, total funds of US $100,000.00, representing the return of the Purchase Price plus agreed-upon legal fees. The Company will wire US $50,000.00 upon execution of this Agreement, and the remainder on or before February 1, 2019.

Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the SPA.

This Agreement may be executed in counterparts (including by facsimile or pdf signature pages or other means of electronic transmission) each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[Signature Page Follows]

MGT CAPITAL INVESTMENTS, INC.

512 S. Mangum Street Suite 408 Durham, NC 27701

Tel: (914) 630-7430 email: rladd@mgtci.com web: www.mgtci.com

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first set forth above.

MGT CAPITAL INVESTMENTS, INC.

By:
Name:	Robert Lowrey
Title:	Chief Financial Officer

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By:
Name:	[ ]
Title:	[ ]

[Signature Page to Rescission and Cancellation Agreement]

MGT CAPITAL INVESTMENTS, INC.

512 S. Mangum Street Suite 408 Durham, NC 27701

Tel: (914) 630-7430 email: rladd@mgtci.com web: www.mgtci.com